UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
PHINIA Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! PHINIA INC. 3000 UNIVERSITY DRIVE AUBURN HILLS, MI 48326 PHINIA INC. 2024 Annual Meeting of Shareholders Vote by May 8, 2024 11:59 PM ET Vote in Person at the Meeting* May 9, 2024 9:00 a.m. ET PHINIA Inc. Global Headquarters 3000 University Drive Auburn Hills, MI 48326 *Please check the Proxy Statement for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V41635-P03817 You invested in PHINIA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 9, 2024. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 online OR you can receive a free paper or email copy of the materials by requesting them prior to April 25, 2024. If you would like to request a paper or email copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Requests, instructions and other inquiries sent to the above e-mail address will not be forwarded to your investment advisor.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings.” V41636-P03817 Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Samuel R. Chapin For 1b. Brady D. Ericson For 1c. Robin Kendrick For 1d. Latondra Newton For 1e. D’aun Norman For 1f. Rohan S. Weerasinghe For 1g. Roger J. Wood For 2. Advisory approval of the compensation of our Named Executive Officers. For 3. Advisory approval of the frequency of future advisory votes on the compensation of our Named Executive Officers. 1 Year 4. Ratification of the appointment of PricewaterhouseCoopers LLC as our independent registered public accounting firm. For